EXHIBIT 99.1


                              EMPLOYMENT AGREEMENT


This Employment Agreement ("Agreement") is made as of June 14, 2005, by and between Shawn Howie ("Employee") and Genius Products, Inc., a Delaware corporation ("Employer"), located at 740 Lomas Santa Fe, Suite 210, Solana Beach, California 92075.

                                  INTRODUCTION:

Employer would like to engage the services of Employee for Employee's skills as an executive vice president and chief financial officer and related services as requested by Employer on a full-time basis, and Employee would like to be so engaged;

Employer and Employee have agreed on terms for such services and compensation;
and

Employer and Employee wish to enter into a formal written agreement to document the employment relationship in order to set forth (a) Employee's services and compensation, (b) the terms of Employee's employment, including the "at-will" nature thereof, (c) Employer's exclusive ownership of all proprietary information relating to Employer, (d) certain confidentiality matters, and (e) the manner in which proprietary information produced or acquired by Employee during such relationship shall be handled and made the sole property of Employer;

THEREFORE, in consideration of the foregoing and in exchange for the promises set forth below, Employee and Employer agree as follows:

1. SERVICES; TITLE. Employee shall be employed as a member of the Employer's management team and provide such services as Employer shall reasonably request to be performed (the "Services") on a full-time basis and shall devote substantially all of Employee's work efforts to the business and operations of Employer. Employee's title, subject to change by Company at any time, shall be "Executive Vice President and Chief Financial Officer."

2. COMPENSATION, BENEFITS AND REVIEWS. Subject to all the other terms of this Agreement, in connection with Employee's performance of the Services, Employer shall:

         (a) Pay Employee's salary by check twice per month in equal installments in accordance with Employer's regular salary payment schedule, which shall be paid at the rate (before deductions for advances and deductions made at Employee's request, if any, and for deductions required by federal, state and local law) of $225,000 per year.

         (b) At the sole discretion of Company, pay Employee a year-end performance bonus consistent with the bonus plan held by the Company's Chief Executive Officer. The bonus shall be in the form of cash.

         (c) grant options to Employee in the form of EXHIBIT A to purchase 900,000 shares of Genius Products, Inc. Common Stock. The Options shall be priced at an exercise price that is the closing price per share on the first date of hire and shall vest as follows:

                  180,000 shares at first-year anniversary of hire date 180,000 shares at second-year anniversary of hire date 180,000 shares at third-year anniversary of hire date 180,000 shares at four-year anniversary of hire date 180,000 shares at five-year anniversary of hire date

The terms (including, without limitation, the option price and the time of vesting of the shares issuable pursuant thereto) of which Options shall be governed by the face thereof except to the extent such terms are superseded by Employer's stock option plan currently in effect, a copy of which is attached hereto as EXHIBIT B.

         (d) Grant Employee the option to participate in all of the benefit plans offered by Employer to its Employees generally, including without limitation, insurance plans, 401(k) and other savings plans, Section 125 (cafeteria) and similar pre-tax expense plans, holidays, sick leave, etc., which may be amended from time to time in Employer's discretion. Employee understands that Employer has only a Blue Cross PPO health plan and no other benefit plan as of the date of this Agreement.

         (e) Grant Employee health insurance for Employee and Employee's dependents, computers and similar devices, and such other benefits as Employer shall determine to provide to any of its employees from time to time (in each case subject to adjustment by the mutual consent of Employer and Employee and payable quarterly in cash or, at the sole option of Employer, in the form of Employer common stock valued based on the average price thereof during the immediately preceding quarterly period).

         (f) Reimburse Employee for all reasonable travel, meals, lodging, communications, entertainment and other business expenses incurred by Employee in connection with Employee's performance under this Agreement.

         (g) Grant Employee three (3) weeks' vacation with pay for each twelve-month period, taken at times agreed with Employer. Unused vacation shall accrue to a maximum of two times the annual accrual (for example a maximum accrual of six (6) weeks if employee earns three (3) weeks vacation per year.

3. TERM AND TERMINATION. The term of this Agreement may be terminated "at will" by Employer at any time and for any reason or for no reason. In the event Employee shall be terminated by Employer without "Cause," Employer shall provide Employee with the compensation required by clauses (a) and (e) of Paragraph 2 of this Agreement as of the termination date for a six (6) month period (the "Severance Period") following the date of such termination ("Severance") plus all accrued but unpaid salary and vacation time to the date of termination, with the salary portion of all such compensation payable in cash in a lump sum (less deductions required by law) due immediately upon termination. Upon termination of Employee's employment with Employer for Cause, Employer shall be under no further obligation to Employee for salary or other compensation except to pay all accrued but unpaid salary and accrued vacation time to the date of termination. For purposes of this Agreement, "Cause" shall mean (i) conviction of a felony, or a misdemeanor where imprisonment is imposed, or (ii) Employee's entering into any arrangement with or providing of any services to any company, business or person that produces or markets children's or infant's video or music other than Genius Products, Inc. and its controlled or controlling affiliates and successors, iii) Gross negligence or willful misconduct, iv) a material breach of this Agreement, (v) a violation of Employers policies and procedures, and specifically a violation of Employer's sexual harassment and/or anti-discrimination policies, or a violation of Employer's trade secrets policy, or use or disclosure of Employer's trade secrets for personal gain. If Employee shall die during the term of this Agreement, no Severance shall be owed.

         (a) In the event of a Corporate Transaction or Change in Control, all stock options, restricted stock or other stock based awards granted to Employee shall, immediately prior to the specified effective date of such Corporate Transaction or Change in Control, automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), provided further that with respect to Employee's stock options, the options shall remain exercisable until the earlier of (i) the expiration of the option term or (ii) five (5) years after the date of the Corporate Transaction or Change in Control.

         (b) For purposes of this Agreement, "Corporate Transaction" means any of the following transactions: (i) a merger or consolidation in which Employer is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which Employer is incorporated; (ii) the sale, transfer or other disposition of all or substantially all of the assets of Employer; (iii) the liquidation or dissolution of Employer involving all or substantially all Employer's assets; (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which Employer is the surviving entity but in which securities possessing more than forty percent (40%) of the total combined voting power of Employer's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or (v) acquisition in a single or series of related transactions by any person or related group of persons (other than Employer or by a Employer-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of Employer's outstanding securities.

         (c) For purposes of this Agreement, "Change of Control." shall mean a change in ownership or control of Employer effected through either of the following transactions: (i) a direct or indirect change in ownership or control of Employer effected through a merger, consolidation or acquisition by any person or related group of persons (other than an acquisition by Employer or by a Employer-sponsored employee benefit plan or by a person or persons that directly or indirectly controls, is controlled by, or is under common control with, Employer) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than fifty percent of the total combined voting power of the outstanding securities of Employer or Employer's parent company or (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors (as such term is defined in Employer's 2004 Stock Incentive Plan.

4. TERMINATION CERTIFICATE. Upon the termination of Employee's engagement under this Agreement for any reason whatsoever, Employee agrees to sign, date and deliver to Employer a "Termination Certificate" in the form of EXHIBIT C, and to deliver and take all other action necessary to transfer promptly to Employer all records, materials, equipment, drawings, documents and data of any nature pertaining to any invention, trade secret or confidential information of Employer or to Employee's engagement, and Employee will not take with Employee any documents containing or pertaining to any confidential information, knowledge or data of Employer that Employee may produce or obtain during the course of Employee's engagement under this Agreement. This Paragraph 4 shall survive indefinitely any termination of this Agreement or Employee's engagement hereunder.

5. NONDISCLOSURE. Employee agrees to keep confidential and not to disclose or make any use of (except for the benefit of Employer), at any time, either during or after Employee's engagement under this Agreement, any trade secrets, confidential information, knowledge, data or other information of Employer relating to products, processes, know-how, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, pricing strategies or other subject matters pertaining to any business or future business of Employer or any of its clients, customers, Employees, licensees or affiliates, which Employee may produce, obtain or otherwise acquire or become aware of during the course of Employee's engagement under this Agreement. Employee further agrees not to deliver, reproduce or in any way allow any such trade secrets, confidential information, knowledge, data or other information, or any documentation relating thereto, to be delivered or used by any third party without specific direction or consent of a duly authorized officer of Employer. This Paragraph 5 shall survive indefinitely any termination of this Agreement or Employee's employment.

6. WORK FOR HIRE; OWNERSHIP OF INTELLECTUAL PROPERTY. Employee understands and agrees that all of Employee's work and the results thereof in connection with the Employer and the Services, whether made solely by Employee or jointly with others, during the period of Employee's employment by Employer, that relate in any manner to the actual or anticipated business, work, activities, research or development of Employer or its affiliates, or that result from or are suggested by any task assigned to Employee or any activity performed by Employee on behalf of Employer, shall be the sole property of the Employer, and, to the extent necessary to ensure that all such property shall belong solely to the Employer, Employee by Employee's execution of this Agreement transfers to the Employer any and all right and interest Employee may possess in such intellectual property and other assets created in connection with Employee's employment by Employer, and that may be acquired by Employee during the term of this Agreement from any source that relates, directly or indirectly, to Employer's business and future business. Employee also agrees to take any and all actions requested by Employer to preserve Employer's rights with respect to any of the foregoing. This Paragraph 6 shall survive indefinitely any termination of this Agreement or Employee's employment.

7. NO PARTNERSHIP; NOT ASSIGNABLE BY EMPLOYEE. This Agreement is between Employee and Employer, as at-will employer, and shall not form or be deemed to form a partnership or joint venture. Employer's rights, benefits, duties and obligations under this Agreement shall inure to its successors and assigns. Employee's rights, obligations and duties under this Agreement are personal to Employee and may not be assigned.

8. TRADE SECRETS OF OTHERS: Employee represents that Employee's performance of all the terms of this Agreement and as the Employer's Employee does not, and will not breach any agreement to keep in confidence any proprietary information, knowledge or data acquired by Employee in confidence or in trust before Employee's engagement under this Agreement, and Employee will not disclose to Employer or induce Employer to use any confidential or proprietary information or material belonging to any other person or entity. Employee agrees not to enter into any agreement, either written or oral, in conflict with this Paragraph 8.

9. EMPLOYEE'S REPRESENTATIONS AND WARRANTIES. Employee represents, promises, understands and agrees that: (i) Employee is free to enter into this Agreement;
(ii) Employee is not obligated or a party to any engagement, commitment or agreement with any person or entity that will, does, or could conflict with or interfere with Employee's full and faithful performance of this Agreement, nor does Employee have any commitment, engagement or agreement of any kind requiring Employee to render services or preventing or restricting Employee from rendering services or respecting the disposition of any rights or assets that Employee has or may hereafter acquire or create in connection with the Services; (iii) other than as required by law, Employee shall not at any time divulge, directly or indirectly, any of the terms of this Agreement to any person or entity other than Employee's legal counsel; (iv) Employee shall not use any material or content of any kind in connection with Employer's products, software or website that is copyrighted or owned or licensed by a party other than Employer or that would or could infringe the rights of any other party; (v) Employee shall not use in the course of Employee's performance under this Agreement, and shall not disclose to Employer, any confidential information belonging, in part or in whole, to any third party; (vi) EMPLOYEE UNDERSTANDS ALL OF THE TERMS OF THIS

"AT WILL" EMPLOYMENT AGREEMENT, AND HAS REVIEWED THIS AGREEMENT IN DETAIL BEFORE AGREEING TO EACH AND ALL OF THE PROVISIONS; and (vii) no statement, representation, promise, or inducement has been made to Employee, in connection with the terms of this Agreement, except as is expressly set forth in this Agreement.

10. GOVERNING LAW; ARBITRATION. This Agreement shall be subject to and construed in accordance with the laws of the State of California, and without giving effect to conflicts of laws principles. In the event of any dispute in connection with the Services or this Agreement that cannot be resolved privately between the parties, resolution shall be through binding arbitration conducted in the County of San Diego, California under the rules of the Judicial Arbitration and Mediation Service (JAMS) then in effect that are not contrary to the provisions of this Agreement. Any arbitration shall be conducted in accordance with the provisions of the California Code of Civil Procedure, Part 3, Title 9 (commencing with Section 1280). The parties may obtain discovery in aid of the arbitration in accordance with California Code of Civil Procedure
Section 1283.05. Nothing contained in this paragraph 10 shall limit either party's right to seek temporary restraining orders or injunctive or other equitable relief in the Superior Court of California in connection with this Agreement. EMPLOYEE UNDERSTANDS THAT BY AGREEING TO ARBITRATION IN THE EVENT OF A DISPUTE BETWEEN EMPLOYER AND EMPLOYEE, EMPLOYEE IS EXPRESSLY WAIVING EMPLOYEE'S RIGHT TO REQUEST A TRIAL BY JURY IN A COURT OF LAW.

11. ENTIRE AGREEMENT; MODIFICATION; WAIVER; CONSTRUCTION GENERALLY. This Agreement constitutes the entire agreement between Employer and Employee relating to Employee's employment, and supersedes all previous agreements, whether oral or written. No provision of this Agreement shall be construed strictly against any party, including, without limitation, the drafter. Neither this Agreement nor any provision hereof may be amended, waived or modified in any way other than by a writing executed by the party against whom such amendment, waiver or modification would be enforced. No failure to exercise, and no delay in exercising with respect to any right shall operate as a waiver. A waiver by any party of a breach of any provision shall not be deemed a waiver of any later breach. The exercise of any right or remedy by either party (or by its successor), whether pursuant to this Agreement, to any other agreement, or to law, shall not preclude or waive its right to exercise any or all other rights and remedies. The headings or titles of the several paragraphs of this Agreement are inserted solely for convenience and shall not be used in the construction of any provision of this Agreement. Words in the singular shall include the plural, and vice versa. All references to the masculine or feminine shall mean all genders.

      [Remainder of page intentionally left blank. Signature page follows.]

Each of the parties has set forth Employee's, Employer's or its signature as of the date first set forth above.

EMPLOYER:

Genius Products, Inc., a Delaware corporation

        By: /S/ TREVOR DRINKWATER
            --------------------------------------

        Print Name:  TREVOR DRINKWATER
                   -------------------------------

        Its: (title)  CEO
                    ------------------------------

EMPLOYEE:

        By: /S/ SHAWN HOWIE
            --------------------------------------

        Print Name:  SHAWN HOWIE
                   -------------------------------